EXHIBIT 99.1

                                     $370MM
                                  (Approximate)

                  MASTR Adjustable Rate Mortgages Trust 2003-4
                                    (Issuer)

                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)

                     UBS Warburg Real Estate Securities Inc.
                                  (Transferor)

                        Wells Fargo Bank Minnesota, N.A.
                                (Master Servicer)

                Mortgage Pass-Through Certificates, Series 2003-4

                        Initial
                      Certificate
                       Principal                                                                                        Expected
                      Balance or          Initial                                                                    Initial Rating
                    Notional Amount     Pass-Through                              Initial W.A.         W.A. Reset      of Offered
      Class             (1)(2)              Rate          Principal Types         Month to Reset         Margin       Certificates
      -----         ---------------     ------------      ---------------         --------------       ----------    -------------

    Offered
  Certificates
Class 1-A-1          $    [79,000,000]  [4.4723] %(3)     Senior, Pass Through            35               2.221            AAA
Class 2-A-1          $   [287,000,000]  [4.7828] %(4)     Senior, Pass-Through            59               3.329            AAA
Class A-R            $       100        [4.4723] %(5)     Senior, Residual                NA                N/A             AAA
Class B-1            $    [11,600,000]  [4.7160] %(6)     Subordinate                     54               3.307             AA
Class B-2            $     [3,700,000]  [4.7160] %(6)     Subordinate                     54               3.307             A
Class B-3            $     [2,500,000]  [4.7160] %(6)     Subordinate                     54               3.307            BBB

   Non-Offered
  Certificates
Class B-4            $   [1,200,000]     [4.7160] %(6)    Subordinate                     54               3.307             BB
Class B-5            $   [1,200,000]     [4.7160] %(6)    Subordinate                     54               3.307             B
Class B-6            $   [1,200,000]     [4.7160] %(6)    Subordinate                     54               3.307             NR


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The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and
Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------------------------------------------



(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/- 5%.

(3) The pass-through rate for the Class 1-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(4) The pass-through rate for the Class 2-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(5) The pass-through rate for the Class A-R certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first group.

(6) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the business day immediately prior to that distribution date) of the net mortgage rates on the loans in each loan group.

                                     SUMMARY

Relevant Parties

     Issuer...............................  MASTR Adjustable Rate Mortgages
                                            Trust 2003-4. The trust will be
                                            established under a pooling and
                                            servicing agreement among Mortgage
                                            Asset Securitization Transactions,
                                            Inc., as depositor, [JPMorgan Chase
                                            Bank], as trustee, and UBS Warburg
                                            Real Estate Securities Inc., as the
                                            transferor.

     Depositor..............................Mortgage Asset Securitization
                                            Transactions, Inc., a Delaware
                                            corporation. The depositor's address
                                            is 1285 Avenue of the Americas, New
                                            York, New York 10019, telephone
                                            number (212) 713-2000. See "The
                                            Depositor" in the prospectus.

     Master Servicer......................  Wells Fargo Bank Minnesota, N.A., a
                                            national banking association. The
                                            master servicer's principal office
                                            is located at 9062 Old Annapolis
                                            Road, Columbia, Maryland 21045. See
                                            "The Master Servicer and the
                                            Servicers--The Master Servicer" in
                                            the prospectus supplement.

     Transferor...........................  UBS Warburg Real Estate Securities
                                            Inc. The transferor's address is
                                            1285 Avenue of the Americas, New
                                            York, New York 10019, telephone
                                            number (212) 713-2000.

     Trustee..............................  JPMorgan Chase Bank, a New York
                                            banking corporation. The trustee's
                                            principal office is 4 New York
                                            Plaza, 6th Floor, New York, New York
                                            10004-2477. See "The Pooling and
                                            Servicing Agreement--The Trustee" in
                                            the prospectus supplement.

Relevant Dates

     Cut-Off Date.........................  September 1, 2003.

     Closing Date.........................  On or about September 29, 2003.

     Investor Settle Date.................  On or about September 30, 2003.

     Distribution Date....................  The 25th day of each month or, if that day is not a business day, the
                                            next business day, beginning in
                                            October 2003.

     Servicer Remittance Date.............  For each servicer the 18th day (or, in the case of Washington Mutual
                                            Mortgage Securities Corp., the 24th
                                            day) of each month (or, if that day
                                            is not a business day, for
                                            Washington Mutual Mortgage
                                            Securities Corp., the immediately
                                            preceding business day, or for any
                                            other servicer, the immediately
                                            following business day).

     Interest Accrual Period..............  For each class of certificates, the calendar month immediately prior to
                                            the month in which the relevant
                                            distribution date occurs.



Optional Termination......................  The master servicer may, at its option, repurchase all but not less
                                            than all of the loans in the trust
                                            on any distribution date on or after
                                            the first date on which the current
                                            aggregate scheduled principal
                                            balance, as of that date of
                                            determination, is less than 5% of
                                            the aggregate scheduled principal
                                            balance of the loans as of the
                                            cut-off date.

Credit Enhancement........................  Credit enhancements may reduce the harm caused to holders of
                                            certificates by shortfalls in
                                            payments collected on the loans.
                                            Credit enhancements can reduce the
                                            effect of shortfalls on all classes
                                            of offered certificates, or they can
                                            allocate shortfalls so they affect
                                            some classes before others.

                                            Subordination. The group 1 and group
                                            2 certificates will receive
                                            distributions of interest and
                                            principal, as applicable, before the
                                            subordinate certificates are
                                            entitled to receive distributions of
                                            interest or principal. In addition,
                                            each class of subordinate
                                            certificates will receive
                                            distributions of interest and
                                            principal prior to any other class
                                            of subordinate certificates with a
                                            higher alphanumerical class
                                            designation. The subordinate
                                            certificates, in reverse order of
                                            alphanumerical class designation,
                                            will absorb most losses on the
                                            mortgage loans, other than certain
                                            excess losses, prior to other
                                            classes of certificates.

Last Scheduled
Distribution Date.........................  October 25, 2033

Collateral................................  The Trust's main source of funds for making distributions on the
                                            certificates will be collections on
                                            two pools of closed-end,
                                            adjustable-rate loans secured by
                                            first mortgages or deeds of trust on
                                            residential one- to four-family
                                            properties.

Tax Status................................  Elections will be made to treat the assets of the trust as two separate
                                            real estate mortgage investment
                                            conduits or REMICs designated as the
                                            Upper-Tier REMIC and the Lower-Tier
                                            REMIC, respectively. The offered
                                            certificates, other than the Class
                                            A-R certificates, will be treated as
                                            debt instruments of a REMIC for
                                            federal income tax purposes. The
                                            Class A-R certificates will be
                                            treated as the residual interests in
                                            each of the Upper-Tier REMIC and the
                                            Lower-Tier REMIC.

ERISA Considerations......................  If you are a fiduciary of any retirement plan or other employee
                                            benefit arrangement subject to the
                                            Employee Retirement Income Security
                                            Act of 1974, as amended, or Section
                                            4975 of the Internal Revenue Code of
                                            1986, you should consult with
                                            counsel as to whether you can buy or
                                            hold an offered certificate. The
                                            residual certificates may not be
                                            purchased or transferred to such a
                                            plan.



For purposes of preparing the tables below, the following assumptions have been made:

(1) No delinquencies or losses occur and all scheduled principal payments are timely received on the due date of each month commencing in October 2003;

(2) The scheduled payments have been calculated on the outstanding principal balance, prior to giving effect to prepayment, the mortgage interest rate, and the remaining amortization term to stated maturity;

(3) The closing date for the offered certificates is September 30, 2003; (4) Each year will consist of twelve 30-day months;

(5) Cash distributions are received by the holder of the offered certificates on the 25th day of each month, commencing in October 2003;

(6) That (a) One-Year LIBOR remains constant at 1.45375%, (b) Six-Month LIBOR remains constant at 1.21% and (c) One-Year CMT remains constant at 1.39%.

                                                Class 1-A-1 Yield Sensitivity Tables*

                             15 CPR           18 CPR          20 CPR          25 CPR           35 CPR         50 CPR       70 CPR
                             ------           ------          ------          ------           ------         ------       ------
        101-09+              3.7662           3.7290          3.7028          3.6319           3.4649         3.1270       2.3517
        101-10+              3.7517           3.7138          3.6871          3.6149           3.4446         3.1003       2.3101
        101-11+              3.7372           3.6986          3.6714          3.5978           3.4244         3.0736       2.2686
        101-12+              3.7227           3.6835          3.6557          3.5808           3.4041         3.0469       2.2271
        101-13+              3.7083           3.6683          3.6401          3.5638           3.3839         3.0202       2.1857
        101-14+              3.6938           3.6531          3.6244          3.5467           3.3637         2.9936       2.1442
        101-15+              3.6794           3.6380          3.6087          3.5297           3.3435         2.9669       2.1029
        101-16+              3.6649           3.6228          3.5931          3.5127           3.3233         2.9403       2.0615
        101-17+              3.6505           3.6077          3.5774          3.4957           3.3031         2.9137       2.0202
        101-18+              3.6361           3.5925          3.5618          3.4787           3.2829         2.8871       1.9789
        101-19+              3.6217           3.5774          3.5462          3.4617           3.2628         2.8605       1.9376
        101-20+              3.6072           3.5623          3.5305          3.4448           3.2426         2.8340       1.8963
        101-21+              3.5928           3.5472          3.5149          3.4278           3.2225         2.8074       1.8551
        101-22+              3.5784           3.5321          3.4993          3.4108           3.2023         2.7809       1.8140
        101-23+              3.5640           3.5169          3.4837          3.3939           3.1822         2.7544       1.7728
        101-24+              3.5496           3.5019          3.4681          3.3770           3.1621         2.7279       1.7317
        101-25+              3.5353           3.4868          3.4525          3.3600           3.1420         2.7014       1.6906

 Spread @ Center Price          135              139             141              145             147            135           70
          WAL                  2.28             2.17            2.10             1.92             1.61           1.20         0.76
        Mod Durn               2.125            2.025           1.960            1.804            1.520          1.153        0.742
   Principal Window      Oct03 - Aug06   Oct03 - Aug06   Oct03 - Aug06    Oct03 - Aug06   Oct03 - Aug06  Oct03 - Aug06 Oct03 - Mar06

*Assumes the earlier of 5% clean-up call and the weighted average reset in month 35

                                                Class 2-A-1 Sensitivity Yield Tables*

                             15 CPR           18 CPR          20 CPR          25 CPR           35 CPR        50 CPR       70 CPR
                             ------           ------          ------          ------           ------        ------       ------
        100-25+              4.4519           4.4227          4.4021          4.3458           4.2092        3.9199       3.3045
        100-26+              4.4414           4.4114          4.3902          4.3323           4.1920        3.8947       3.2623
        100-27+              4.4309           4.4001          4.3783          4.3189           4.1748        3.8696       3.2202
        100-28+              4.4204           4.3888          4.3664          4.3054           4.1576        3.8444       3.1781
        100-29+              4.4098           4.3774          4.3546          4.2920           4.1404        3.8192       3.1360
        100-30+              4.3993           4.3661          4.3427          4.2786           4.1232        3.7941       3.0940
        100-31+              4.3888           4.3548          4.3308          4.2651           4.1060        3.7690       3.0520
        101-00+              4.3783           4.3435          4.3189          4.2517           4.0888        3.7439       3.0100
        101-01+              4.3678           4.3322          4.3071          4.2383           4.0717        3.7188       2.9680
        101-02+              4.3573           4.3209          4.2952          4.2249           4.0546        3.6937       2.9261
        101-03+              4.3469           4.3096          4.2834          4.2115           4.0374        3.6687       2.8842
        101-04+              4.3364           4.2984          4.2715          4.1981           4.0203        3.6437       2.8424
        101-05+              4.3259           4.2871          4.2597          4.1847           4.0032        3.6187       2.8006
        101-06+              4.3154           4.2758          4.2478          4.1714           3.9861        3.5937       2.7588
        101-07+              4.3050           4.2645          4.2360          4.1580           3.9690        3.5687       2.7170
        101-08+              4.2945           4.2533          4.2242          4.1446           3.9519        3.5437       2.6753
        101-09+              4.2840           4.2420          4.2124          4.1313           3.9348        3.5188       2.6336

 Spread @ Center Price          140              149             156             175              201           209          165
          WAL                  3.29             3.04            2.89            2.54             1.95          1.31         0.76
        Mod Durn               2.936            2.728           2.598           2.298            1.797         1.229        0.735
    Principal Window      Oct03 - Aug08   Oct03 - Aug08   Oct03 - Aug08    Oct03 - Aug08   Oct03 - Aug08  Oct03 - Jan08Oct03 - Mar06

*Assumes the earlier of 5% clean-up call and the weighted average reset in month 59